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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       September 25, 2007
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                          WORTHINGTON INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

            Ohio                     1-8399               31-1189815
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  (State or Other Jurisdiction    (Commission           (IRS Employer
      of Incorporation)            File Number)        Identification No.)

        200 Old Wilson Bridge Road, Columbus, Ohio                      43085
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        (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:     (614) 438-3210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.05    Costs Associated with Exit or Disposal Activities

On September 25, 2007, Worthington Industries, Inc. (the "Company") announced that it will begin implementing a consolidation plan (the "Plan") involving five locations of its Dietrich Metal Framing business segment. The Plan is a result of a focus on asset utilization and maximizing profitability, and will reduce Metal Framing's footprint while maintaining customer service from other locations. The facilities included in the Plan are: East Chicago, IN, Rock Hill, SC, Phoenix, AZ, Wildwood, FL, and the downsizing of operations in Montreal, CN. The Rock Hill facility will continue to operate as a Worthington Steel processing operation. Annual net sales generated by these operations total approximately $125 million, the majority of which are expected to be absorbed into nearby Dietrich locations. The Plan is expected to be completed by the end of the Company's fiscal 2008.

In connection with the Plan, the Company expects to record restructuring charges estimated to be $15 million in the aggregate, including $2.1 million representing severance, benefits and personnel-related costs for approximately 165 employees, $4.8 million representing lease termination and facility-related costs, $5.1 million for non-cash asset write-offs and $3.0 million of other associated costs. These costs are expected to be expensed over the next three quarters of fiscal 2008.

Cash expenditures associated with implementing the Plan are expected to be paid primarily during the third and fourth quarters of fiscal 2008 and the first quarter of fiscal 2009. Certain cash payments associated with lease terminations could be paid over the remaining lease terms.

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 ("the Act"). Statements by the company, related to expected savings, future restructuring charges, expected annual sales, the ability to return sales and other statements which are not historical information, constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks described from time to time in the company's filings with the Securities and Exchange Commission. For information about the factors that could cause such differences, please refer to the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Item 2.06    Material Impairments.

The information contained in Item 2.05 of this Current Report on Form 8-K is incorporated by reference herein.


Item 9.01    Financial Statements and Exhibits.

(a) - (c)    Not applicable.





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


(d)          Exhibits:


             99.1 News Release issued by Worthington Industries, Inc. on September 25, 2007




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WORTHINGTON INDUSTRIES, INC.


Date:  September 26, 2007
                                    By: /s/Dale T. Brinkman
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                                        Dale T. Brinkman,
                                        Vice President-Administration,
                                        General Counsel and Secretary




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